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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported)  August 1, 2001


                          SALIX PHARMACEUTICALS, LTD.
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            (Exact name of registrant as specified in its charter)


                            British Virgin Islands
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                (State or other jurisdiction of incorporation)


             000-23265                                     94-3267443
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      (Commission file Number)                       (IRS Employer ID Number)


     8540 Colonnade Center Drive, Suite 501, Raleigh, North Carolina 27615
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(Address of principal executive offices)                             (Zip Code)



Registrant's telephone number, including area code  (919) 862-1000
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Item 9.  Regulation FD Disclosure

         On August 1, 2001, Salix Pharmaceuticals reported second quarter 2001 financial results.

         A copy of this press release is attached as an exhibit.
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                                  SIGNATURES
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                           SALIX PHARMACEUTICALS, LTD.



Date: August 1, 2001        By: /s/   Adam C. Derbyshire
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                                Adam C. Derbyshire
                                Vice President and Chief Financial Officer